8/9/2017   5:18:40   PM

Chris   Daniel   -  District   Clerk

Harris   County

 Envelope   No:   18747189

By:   FRANKLIN,   KRYSTAL   G

Filed:   8/9/2017   5:18:40   PM

CAUSE   NO.   2017-10526

WILLIAM   ALESSI,   an  Individual,

Plaintiff,

vs.

LONE  STAR   GOLD,   INC.  a

Corporation   and   DOES  I-V,

Inclusive, Defendants.

IN  THE  DISTRICT   COURT   OF

HARRIS   COUNTY,   TEXAS

334th  JUDICIAL   DISTRICT   COURT

DEFAULT   JUDGMENT

The   Plaintiff's   Motion   for   Default   Judgment   and   this   Order   and   having   considered   the matter:

IT   IS   ORDERED   that

1.

The  Motion  is  GRANTED;   the  Court  finds  that  Defendant   Lone  Star  Gold,   Inc.  has

assets   that   are   being   misapplied   or   wasted   causing   a   material   injury   to   itself   and   it

shareholders   and  that  it  is  insolvent  or  in   imminent  danger  of  becoming   insolvent  and  that

the   appointment   of   a   receiver   is   an   appropriate   remedy   to   the   Plaintiff.    All   other

allegations   in   Plaintiff's  Complaint   are  incorporated   by  reference.

2.

This   Court   has  exclusive   jurisdiction   over   Lone  Star   Gold,   Inc.  and   its  assets   of

whatever   kind   and  description,   wherever   located,   and   the   legally   recognized   privileges (with regard to entities), of Defendant and all entities it owns or controls until the termination of the Order.

3.    Angela   Collette   ("Receiver")   is   appointed   as   the   exclusive   Receiver   over

Defendant   Lone  Star  Gold,   Inc.  and  its  property.   Property   shall   mean  all  property   of  the

Defendant,   including   but  not  limited  to:

A.   All  personal   property   of  Defendant,   wherever   located,   including   all  accounts;

general   intangibles,   including   but  not  limited  to   causes  of  action,  whether   known

or  unknown;   all  chattel  paper,  documents   and  instruments   and  rights  to  payment

evidenced   thereby;   all  inventory,   all  equipment   and  fixtures   and

accessions;   all  investment   property;   all  deposit   accounts;   all  securities;   all  letters

of  credit  and  letter  of  credit  rights;  all  parts,   replacements,   substitutions,   profits,

products  and  cash  and  non-cash   proceeds   of  any  of  the  foregoing,   including

insurance   proceeds   payable   by  reason   of  loss  or  damage   thereto   in   any  form  and

wherever   located.   For  purposes   of  this  paragraph,   all  items  not  otherwise

defined   in   this  Order  shall  have  the  meanings   accorded   under  Texas   law;

B.    All  permits,   licenses   and  other  contracts   pertaining  to  the  operations   of
Defendant   or  its  personal   property;

C.   All  books,  records  or  documents   whether   in  hard  copy  or  electronic   form

(including  email  files  and  accounts)   that  in   any  way  relate  to  the  operations   of

Defendant;

D.    Any  records  relating  to  retirement,   defined   benefits,   medical  or  insurance

plans  or  programs   maintained   for  the  benefit  of  Defendant's   employees,   whether

written   or  electronically   recorded,   and  copies  of  all  documents   Defendant   is

legally  obligated   to  retain;

E.        All   bank   accounts   maintained   by   Defendant,   including   any   operating
accounts   and/or  security  deposit   accounts;

F.    All  computers   and  computer   files,   computer   hard  drives,  flash  drives,  jump
drives,   thumb   drives,   disks   or   other   media   containing   electronically-stored

information   pertaining   to  Defendant's   records  of  transactions   and  assets  and

liabilities,   including   email  files  along  with   passwords  for  such  files,  cellular

phones  and  personal  data  assistants;   client  lists,  account   statements,   financial

and   accounting   documents,   internet   exchange   servers,   telephones,   personal

digital  devices   and  other  informational   resources   of  or  in   possession   of

Defendant   or  issued  by  Defendant   and  in   possession   of  any  agent  or  employee

of  Defendant;

G.   All  keys,  security  cards,   parking  cards  and  other  access  codes  for  premises,
vehicles,   safety  deposit   boxes  or  accounts   or  assets;

H.    All  pre-paid  accounts,   tax  refunds,   professional   or  other  retainers,   escrow
deposits   and  security   deposit   or  any  other  deposit   accounts.

Defendant   and   its   current   or   former   officers,   directors,   members,   employees,

partners,   trustees,   agents,   accountants,   attorneys,   stock  transfer   agents,  representative:s,

and/or   any   entity   controlled   by  Defendant   are  directed   to  cooperate   with   Receiver   in   the

transition    of   the   management    of   Defendant    and   performance    of   the   duties   and

responsibilities   of  the   Receiver   by  making   themselves   reasonably   available   to  assist  the

Receiver   as  requested   and  shall   make   immediately   available   for  turnover   to  the   Receiver,

if   requested,   all   of   their   records   concerning    Defendant   and   its   property   so   that   the

Receiver   may   adequately   account   for   any   revenue   collected   or  owing   through   the   date

the   Receiver   is  appointed,   including   but  not  limited   to,  all:

A.   All  records   evidencing   Defendant's   property;

B.    Existing   or  pending   customer,   supplier   and  contract   bids,   contracts,   jobs,
work   orders,   purchase   orders,   receivables,   and  sales   data,   and  similar   material,

including   communication   and  correspondence   files;

C.    Current   aged   accounts   receivable/delinquency    reports;

D.    Documents   identifying   and  summarizing   all  pending   litigation;

E.    Documents   and  data   identifying   or  evidencing   all  liabilities   of  Defendant;

F.    Copies   of  all  employee   payroll   records   and  employee   files   and  applications   to

include   numbers   of  employees   on  health   or  dental   program   coverage,   gender

and  age  of  each   employee;

G.    Documents,   books,   records   and  computer   files   concerning   the   operations,

management   and  finances   of  Defendant;

H.    Documents,   books,   records   and  computer   files   concerning   any  retirement,
defined   benefits,   medical,   or  insurance   plans   or  programs   maintained   for  the

benefit   of  Defendant's   employees

l.   Documents   supporting   all  entries   in   all  publicly  available   financial   statements
and  periodic   reports   of  all  material   information   of  Defendant;

J.   Documents,   books,   records  and  electronically   stored  information   relating  or

pertaining   to  Defendant's   assets,   liabilities  and  cash  flow;

K.    Documents,   books,   records  and  electronically   stored   information   containing
the  lists  of  names,  addresses,   tax  identification   numbers   and  shares   owned  of

Defendant's   securities

L.    Documents,   books,   record  and  electronic   ally  stored   information   reflecting

all   of   Defendant's    securities    issued,   securities   transferred,    and   securities
certificates   cancelled   or  reported   lost  or  stolen;

M.    All  board  of  directors   resolutions,   majority  shareholders   consents   to

corporate   action,   all   minutes   of   meetings   of   the   board   of   directors   and   its
committees   and  all  minutes   of  meetings   of  shareholders;

N.    Such  other   records   pertaining   to  the   management   of  the  property   as  may  be
reasonably   requested   by  Receiver;   and,

O.   All  of  the  foregoing   records  in  Paragraph  3   hereof  being  collectively   referred
to  as  "Receivership   Records

5.

The  release  of  employee   payroll  records  and  files  and  any  records  and  files  related

to  any   retirement,   defined   benefits,   medical   or  insurance   plans   or  programs   maintained

for  the  benefit  of  Defendant's   employees   to  the   Receiver  is  authorized   by  this  Order.

6.

Immediately   upon  entry   of  this  Order,   Receiver   has  the   sole  authority   to  operate

and  wind-down   Defendant.

7.

Defendant   and   any   third-parties   receiving   notice   of  the   Order   shall   surrender   to

Receiver   all  monies   they   currently   or  subsequently   possess   (and/or   that   is  or  becomes

subject   to   their   control)   from   revenue,   profits,   rents   or   income   collected   from   the

operations   of   the   Defendant   or   Defendant's   property,   including   any   monies   held   in

accounts   maintained   by  Defendant   at  any  financial   institution.

8.

Immediately   upon   entry   of   this   Order,   and   continuing   until   termination   of   the

Receivership,   Receiver   is  authors   to  take   any  actions   Receiver   deems   reasonable   and

appropriate   to  take   possession   of,  to  exercise   fill   control   over,   prevent   waste   of  and  to

preserve,   manage,   maintain,   secure,   safeguard,   liquidate   and  distribute   the   property   of

Defendant   and  to  take   such  other  actions   as  may  be  necessary   and  appropriate   to  take

possession,   exercise   full   control   over,   prevent   waste,   and   to   preserve,   secure   and

safeguard   the   Receivership   property,   including   taking   possession   of   and   copying,   if

necessary,   all  books,   records,   notes,  memoranda,   documents,   loan  documents,   deeds,

bills   of   sale,   cancelled   checks,   check   ledgers,   calendar   notes,   diary   notes,   records,

ledgers,  electronically   stored  data,  tape  recordings,   computer  disks,  or  any  other  financlal

documents   or  financial   information   in  whatever   form  belonging  to  Defendant  that  relate  iin

any  way   to  Defendant's   business   practices   or  finances   or  property.   Without   limiting   the

generality   of  the  foregoing,   Receiver   shall

. A.  Take   all  action   determined   by  Receiver   to  be  necessary   or  appropriate   to
take   possession,   safeguard   and   preserve   all  tangible   and  intangible   assets

comprising      the   property   of  Defendant,   Receivership   records,   and  all  licenses
used  in  connection   with   the  operation   of  the   property

B.       Collect   all   revenues,   profits,   income,   rents   and   issues   earned,   paid   to,
recognized   or  realized   by  Defendant;

C.      Allow   Plaintiff   access   to   the   Defendant's   property   at   reasonable   times   to
inspect   the   property   and   all  books   and   records   related   thereto;

D.    Collect   any  unpaid   or  delinquent   rents,   revenues,   issues,   profits   or  other
obligations   owed   to  Defendant;

E.    Enforce,   terminate   and   perform   all  contracts   of  Defendant,   subject   to
Plaintiff's   approval;

F.    Retain,  hire  or  discharge   employees   of  Defendant   as  necessary,   subject   to
Plaintiff's   approval;

G.   Pay  all  taxes,   subject  to  Plaintiff's   approval,   and  prepare,  file  and  distribute
any  tax  returns,  forms  or  other  documents   as  may  be  deemed   necessary;

H.   Subject  to  Plaintiff's   approval,   manage,   maintain   and  operate   the  Defendant,
including  without   limitation,   the  payment   from  funds  received   as  Receiver  of  all

the  following   ("Operating   Expenses"):   (i)  all  ordinary   and  necessary   operating
expenses   arising   from   the   operation   by   Receiver   of   Defendant   for   the   period

after  entry  of  this  Order  until  termination   of  Receivership;   (ii)  all  current   real
and  personal   property  taxes   and  assessments   (and  delinquent   taxes,  with  the

prior  written   consent   of  Plaintiff);   (111)  all  premiums   of  insurance   policies   upon
the  property  of  Defendant   for  the  term  of  the  Receivership;   and,  (iv)  any  other

expenses   deemed   necessary;

l.    Subject  to  Plaintiff's  approval,   have  general   power  and  authority  to  sue  for

and   collect   debts,   demands   and   receivables   belonging   to   Defendant   and   to
compromise   and   settle   such   as   are   of   doubtful   value.     Subject   to   Plaintiff's

approval,   Receiver   may  also  defend,   sue  or  undertake   other  judicial   or
non-judicial   actions   in  the  name  of  Defendant  where   it  is  necessary   or  proper  for

her  to  do  so,  including   any  action  or  proceeding   involving   Defendant   under  Title
11   of  the  United  States  Code,  and  to  sue  for  and  collect,   recover   receive  and

take  into  possession   all  goods,   chattels,   rights,  credits,   monies,  effects,   lands,
books   and  records   of  accounts   and  other  papers,  and  any  other  propert

J.   Have  access  to  and  control  of  any  deposit   accounts   maintained   by  Defendant
at  any  financial   institution   and  this  Order  shall  constitute   a  direction   to  any  such

financial   institution   to   grant   Receiver   fill   and   complete   access   to   all   deposit
accounts

K.    Institute  a  claims   procedure  for  all  creditors   of  Defendant   to  submit   proofs
of  any  claims  against   the   Receivership   estate,   publish  or  give  direct  or  personal

notice  of  such  claims   procedure   to  all  creditors,   seta   bar  date  for  their
submission   of  any  and  all  claims,  determine   whether   to  accept  or  reject  any  and
all  claims  submitted   and  to  set  any  objections   to  any  claim  determinations   made

by  Receiver  down  for  hearing  before  this  Court;

L.    Wind-down   the  affairs  of  Defendant,   liquidate   all  of  its  assets  and  subject   to
Plaintiff's   approval,   distribute   all  proceeds   and  any  other  property  to  credits   or

other  claimants   as  interests   may  lie;

M.        Have   authority   to   open   and   close   bank   accounts   or   other   depository
accounts   in   the  name  of  Receiver;

N.    Subject  to  Plaintiff's   approval,   have  authority   to  abandon   or  dispose   of  any
property   or  records  that  are  not  necessary   for  the  administration   of  Receiver's

duties  or  are  burdensome   to  the  Receivership;

O.   Manage,  assist,  and/or  prepare   necessary   reports  and  make  arrangements
as  required  for  any  plan  administrator   to  terminate   remaining   benefits   plans;

P.   Subject  to  Plaintiff's   approval,   have  authority  to  file  a  voluntary   petition  for
relief  under  Title   11   of  the  United  States   Code  on  behalf  of  Defendant;

Q.   Subject  to  Plaintiff's   approval,   file  additional   petitions  for  appointments   as
Receiver   in   any   jurisdictions   where   Defendant   may   or   does   have   Property,   iin

order  to  give  full  effect  to  the  execution   of  her  duties  and  powers  granted   by  this
Order;  and,

R.       Subject   to   Plaintiff's   approval,   have   authority   to   employ   and   pay   such
competent   personnel   or  professionals   as  may  be  necessary   to  perform

Receiver's      duties  or  responsibilities   under  this  Order,   including   but  not  limited
to  consultants,   property   managers,   attorneys   and  accountants

9.

Neither   Plaintiff   nor   Receiver   shall   be   liable   for   any   claim,   obligation,   liability

action,   cause   of  action,  cost  or  expense   of  Defendant   arising   out  of  or  relating  to  events

or  circumstances   occurring   prior  to  this  Order,   including  without   limitation,   any  contingent

or  unliquidated   obligations   and  any  liability  from  the  delivery   of  goods  or  the  performance

of  services   rendered   by,  to  or  on  behalf  of  Defendant,   and  any  liability  ti  which   Defendant

is   currently   or   may   be   ultimately   exposed   under   any   applicable   laws   pertaining   to

ownership,   use   or   operation   of   Defendant's   property   and   operation   of    Defendant's

business   ("Pre-Receivership   Liabilities").     Neither   Receiver   nor   the   Plaintiff   shall   be

obligated   to  advance   any  funds  to  pay  any  Pre-Receivership   Liabilities.   Notwithstanding

the   foregoing,   without   prior   written   consent   of   Plaintiff,   Receiver   may   pay   Pre

Receivership   Liabilities  from   Receivership   property

10.

Receiver   shall   file   with   this   Court   and   serve   on   all   parties   who   have   filed

appearances   a  final  accounting   within   30  days  after  termination   of  the  Receivership.

11.       Receiver   shall   have   the   power   to   enter   into,   modify,   extend,   terminate   and/or

enforce   contracts,   agreements   and  leases   in   the  ordinary   course   of  business;   provided,

however,   in   so  doing   Receiver   shall   not   concede,   settle,   compromise   or   pay   any   Pre

Receivership   Liabilities   except  as  otherwise   provided   herein.

12.       ln   addition   to  the  other  powers   and  authority   granted   in   this  Order,   Receiver   shall

have  the  full  authority   and  power   to  wind-down   the  affairs   of  Defendant   and/or   liquidate

its   real   and   personal   property;   provided,   however,   that   Receiver   shall   be   required   to

obtain  the  approval   of  Plaintiff  to  undertake   certain  actions  otherwise   set  forth  herein.

13.       Receiver   and  its  agents,   employees   and  attorneys   shall  have  no  personal   liability

and  they   shall   have   no  claim  asserted   against   them   relating   to   Receiver's   duties   under

this  Order.

14.       This   Court   shall   retain   jurisdiction   over   this   action,   Defendant,   Defendant's

property  and  the  parties  for  the  purpose  of  giving  such  other  relief  upon  a  proper    showing

as  is  consistent   with  this  Order  and  justice.

15.       Until  further   Order  of  this  Court,   Defendant,   its  agent  and  employees   and  all  other

persons  with   notice  of  this  Order   (other  than   Receiver)   are  restrained   and  enjoined   from

directly   or   indirectly   transferring,    encumbering,    removing,   expending,   distributing,

concealing,    destroying,    damaging,    erasing,   altering   or   discoing   of   or   otherwise

diminishing   or  causing   harm  to  any  of  Defendant's   property,   any  part  of  that  property,  any

proceeds   from  operations   of  Defendant   or  use  or  sale  of  Defendant's   property,   including

revenue,   income   and   profits,   or   any   documents   relating   in   any   way   to   Defendant's

business   practices   or  finances   of  the  property   of  Defendant.     No  security   is  required   prior

to  issuance   of  this   injunction   and   Receiver   shall   not  be  required   to  post   a  bond.

16.      Except   by  leave  of  this  Court,   and  except  with  respect   to  Plaintiff's   right  to  foreclose

upon  the  property,   during   tendency   of  the   Receivership,   Defendant   and  all  other  persons,

creditors   and  entities   are  stayed   from   taking   any  action   to  establish   or  enforce   any  claim,

right,   or   interest   for,   against   or   on   behalf   of,   in  or   in   the   name   of   Defendant,   Receiver,

Receivership   assets,   Defendant's   property   or  the   Receiver's   duly   authorized   agent  acting

in  their   capacities   as  such,   including   but  not  limited   to  the  following   actions:

A.    Commencing,   prosecuting,   litigating   or  enforcing   suit,   except   that   the

actions   may  be  filed   to  toll  any  applicable   statute   of  limitations;

B.    Accelerating   the  due  date   of  any  obligation   or  claimed   obligation,   enforcing

any  lien  upon,   or  taking   or  attempting   to  take   possession   of,  or  retaining

possession   of  property   of  Defendant,   or  attempting   to  foreclose,   forfeit,   alter   or
terminate   any  of  Defendant's   interest   in  Defendant's   property,   whether   such   acts

are  part  of  a  judicial   proceeding   or  otherwise;

C.    Using  any  self-help   or  executing   or  issuing   or  causing   the  execution   or

issuance   of  any  court   attachment,   subpoena,   replevin,   execution   or  other

process   for  the   purpose   of  impounding   or  taking   possession   of  or  interfering   with,
or  creating   or  enforcing   a  lien  upon  the   property;   and

D.    Doing   any  act  or  thing   to  interfere   with   Receiver   taking   control,   possession

or  management   of  the   Defendant's   property   subject   to  the   Receivership,   or  to  in

any  way   interfere   with   Receiver   or  the  duties   of  Receiver,   or  to  interfere   with
the  exclusive   jurisdiction   of  this   Court   over   the   Defendant's   property.

17.      The   case   against   DOES   I-V  is  dismissed.

Dated:

Signed:
11  /6/2017   s/s Steven Kirkland

Honorable   District   Court   Judge   Steven   Kirkland